LIMITED WARRANTY DEED


         THIS INDENTURE, made and entered into as of the 19th day of December, 1997, by and between WINDRUSH PARTNERS, LTD., a Georgia limited partnership (hereinafter referred to as the "Grantor") and VININGS COMMUNITIES, L.P., a Delaware limited partnership (hereinafter referred to as "Grantee") (the words "Grantor" and "Grantee" to include their respective heirs, legal representatives, successors and assigns where the context requires or permits);

                                WITNESSETH, THAT:

         GRANTOR, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto said Grantee, all that tract or parcel of land lying and being located in DeKalb County, Georgia, and being more particularly described on Exhibit "A", attached hereto and incorporated herein by this reference (hereinafter referred to as the "Property").

         THIS CONVEYANCE and the warranties contained herein are expressly made subject to those liens, encumbrances, restrictions and other matters set forth on Exhibit "B" attached hereto and incorporated herein by this reference.

         TO HAVE AND TO HOLD the said described Property, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, only to the proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

         AND THE SAID GRANTOR will warrant and forever defend the right and title to the above described Property unto the said Grantee against the claims of all persons and entities owning, holding or claiming by, through or under Grantor, but not otherwise.

         IN WITNESS WHEREOF, the duly authorized officers of Grantor have signed and sealed this Deed on the day and year first above written.



Signed, sealed and delivered               WINDRUSH PARTNERS, LTD., a
in the presence of:                        Georgia Limited Partnership

Darla Jaben Mesnick                        By: Hallmark Group Real Estate
Unofficial Witness                         Services Corp., a Georgia
                                           corporation, General Partner

/s/ Cynthia D. Ford                        By:  /s/ Peter D. Anzo
Notary Public                              Title:   President

My Commission Expires:                     [CORPORATE SEAL]
5/2/98

         [NOTARIAL SEAL]